UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

APAC Customer Services, Inc. (the "Company") has been chosen to provide a number of customer care applications to a major media company and is in the process of negotiating a definitive agreement with this new client. The Company currently expects to sign a definitive multi-year agreement no later than August 1, 2007. The Company considers this a material award of new business and currently anticipates that the ramp-up of services will occur over the next 12 to 18 months.

This award of new business does not materially change management's previously issued guidance regarding revenue, seat count or its longer-term financial goals; however, the timing and pace of implementation may affect management's previously issued quarterly guidance. Management still expects a profitable 2007 fourth quarter.

The Company is currently in its quiet period, so any further update to its business outlook will not be made at this time. Further information concerning the impact of the award of new business will be provided in its quarterly earnings release and related business outlook estimates. The earnings release for this year's second quarter results is currently scheduled for early August, 2007.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates, and projections of future events and financial performance and the assumptions on which those expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors that can cause actual events and results to differ materially from historic results or those projected. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company's actual results to differ from historical results or those expressed or implied in the forward-looking statements: failure to reach a definitive agreement with the major media company referenced in Item 7.01; its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of its client contracts; availability of cash flows from operations and borrowing availability under its loan agreements; its ability to comply with its debt covenants; the ultimate resolution of its dispute with the Internal Revenue Service; its ability to effectively manage customer care center capacity and offshore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with its Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s quarterly report on Form 10-Q for the quarter ended April 1, 2007. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

June 28, 2007	By:	/s/George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer